APPENDIX A

Master Custodian Agreement

Management Investment Companies Registered with the SEC and Portfolios thereof, If Any

Wells Fargo Funds Trust

            100% Treasury Money Market Fund

            Absolute Return Fund

Adjustable Rate Government Fund

Alternative Strategies Fund

            Asia Pacific Fund

Asset Allocation Fund

C&B Large Cap Value Fund

C&B Mid Cap Value Fund

California Limited-Term Tax-Free Fund

California Tax-Free Fund

Capital Growth Fund

Cash Investment Money Market Fund

Colorado Tax-Free Fund

Common Stock Fund

Conservative Income Fund

Core Bond Fund

Core Plus Bond Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Equity Fund

Diversified Income Builder Fund

Diversified International Fund

Dow Jones Target Today Fund1

Dow Jones Target 2010 Fund1

Dow Jones Target 2015 Fund1

Dow Jones Target 2020 Fund1

Dow Jones Target 2025 Fund1

Dow Jones Target 2030 Fund1

Dow Jones Target 2035 Fund1

Dow Jones Target 2040 Fund1

Dow Jones Target 2045 Fund1

Dow Jones Target 2050 Fund1

Dow Jones Target 2055 Fund1

Dow Jones Target 2060 Fund1

Dynamic Target Today Fund

Dynamic Target 2015 Fund

Dynamic Target 2020 Fund

Dynamic Target 2025 Fund

Dynamic Target 2030 Fund

Dynamic Target 2035 Fund

Dynamic Target 2040 Fund

Dynamic Target 2045 Fund

Dynamic Target 2050 Fund

Dynamic Target 2055 Fund

Dynamic Target 2060 Fund

Emerging Growth Fund

Emerging Markets Equity Fund

Emerging Markets Equity Income Fund

Endeavor Select Fund

Enterprise Fund

Global Long/Short Fund

Global Small Cap Fund

Government Money Market Fund

Government Securities Fund

Growth Fund

Growth Balanced Fund

Heritage Money Market Fund

High Yield Bond Fund

High Yield Municipal Bond Fund

Index Asset Allocation Fund

Index Fund

Intermediate Tax/AMT-Free Fund

International Bond Fund

International Equity Fund

International Value Fund

Intrinsic Small Cap Value Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Low Volatility U.S. Equity Fund

Managed Account CoreBuilder Shares – Series M

Minnesota Tax-Free Fund

Moderate Balanced Fund

Money Market Fund

Municipal Bond Fund

Municipal Cash Management Money Market Fund

National Tax-Free Money Market Fund

North Carolina Tax-Free Fund

Omega Growth Fund

Opportunity Fund

Pennsylvania Tax-Free Fund

Precious Metals Fund

Premier Large Company Growth Fund

Real Return Fund

Short Duration Government Bond Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Short-Term Municipal Bond Fund

Small Cap Core Fund

Small Cap Opportunities Fund

Small Cap Value Fund

Small Company Growth Fund

Small Company Value Fund

Special Mid Cap Value Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Strategic Municipal Bond Fund

Traditional Small Cap Growth Fund

Treasury Plus Money Market Fund

Ultra Short-Term Income Fund

Ultra Short-Term Municipal Income Fund

Utility and Telecommunications Fund

WealthBuilder Conservative Allocation Fund

WealthBuilder Equity Fund

WealthBuilder Growth Allocation Fund

WealthBuilder Growth Balanced Fund

WealthBuilder Moderate Balanced Fund

Wisconsin Tax-Free Fund

Asset Allocation Trust

Wells Fargo Income Opportunities Fund

Wells Fargo Multi-Sector Income Fund

Wells Fargo Utilities and High Income Fund

Wells Fargo Global Dividend Opportunity Fund

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

Wells Fargo Master Trust

            Bloomberg Barclays US Aggregate ex-Corporate Portfolio2

C&B Large Cap Value Portfolio

Core Bond Portfolio

Diversified Fixed Income Portfolio

Diversified Large Cap Growth Portfolio

Diversified Stock Portfolio

Emerging Growth Portfolio

Emerging Markets Bond Portfolio3

Factor Enhanced Emerging Markets Portfolio4

Factor Enhanced International Portfolio5

Factor Enhanced Large Cap Portfolio6

Factor Enhanced Small Cap Portfolio7

High Yield Corporate Bond Portfolio8

Index Portfolio

International Growth Portfolio

International Value Portfolio

Investment Grade Corporate Bond Portfolio9

Large Company Value Portfolio

Managed Fixed Income Portfolio

Real Return Portfolio

Short-Term Investment Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Strategic Retirement Bond Portfolio10

U.S. REIT Portfolio11

Appendix A amended: May 17, 2017

1.   On April 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the removal of “Dow Jones” from the name of each Target Date Fund, effective July 14, 2017.

2.   On March 27, 2017 the Board of Trustees of Wells Fargo Master Trust approved the establishment of the Bloomberg Barclays US Aggregate ex-Corporate Portfolio, effective on or about May 23, 2017.

3.   On March 27, 2017 the Board of Trustees of Wells Fargo Master Trust approved the establishment of the Emerging Markets Bond Portfolio, effective on or about May 23, 2017.

4.   On March 27, 2017 the Board of Trustees of Wells Master Funds Trust approved the establishment of the Factor Enhanced Emerging Markets Portfolio, effective on or about May 23, 2017.

5.   On March 27, 2017 the Board of Trustees of Wells Fargo Master Trust approved the establishment of the Factor Enhanced International Fund, effective on or about May 23, 2017.

6.  On March 27, 2017 the Board of Trustees of Wells Fargo Master Trust approved the establishment of the Factor Enhanced Large Cap Fund, effective on or about May 23, 2017.

7.  On March 27, 2017 the Board of Trustees of Wells Fargo Master Trust approved the establishment of the Factor Enhanced Small Cap Fund, effective on or about May 23, 2017.

8.  On March 27, 2017 the Board of Trustees of Wells Fargo Master Trust approved the establishment of the High Yield Corporate Bond Portfolio, effective on or about May 23, 2017.

9.  On March 27, 2017 the Board of Trustees of Wells Fargo Master Trust approved the establishment of the Investment Grade Corporate Bond Portfolio, effective on or about May 23, 2017.

10.  On March 27, 2017 the Board of Trustees of Wells Fargo Master Trust approved the establishment of Strategic Retirement Bond Portfolio, effective on or about May 23, 2017.

11.  On May 17, 2017 the Board of Trustees of Wells Fargo Master Trust approved the establishment of the U.S. REIT Portfolio, effective on or about May 23, 2017.